News Release

EXHIBIT 99.1

SM ENERGY ANNOUNCES EARLY TENDER RESULTS; EXTENDS AND UPSIZES PREVIOUSLY ANNOUNCED CASH TENDER OFFER
DENVER, Mar. 18, 2026 – SM Energy Company (“SM Energy”) (NYSE: SM) today announced (i) the early results of the previously announced cash tender offer to purchase (the “Tender Offer”) up to $750,000,000 aggregate principal amount of the outstanding 8.375% Senior Notes due 2028 (CUSIP Numbers Rule 144A: 17888HAA1 / Reg. S: U1638HAA5) (the “Notes”), originally issued by Civitas Resources, Inc. (“Civitas”), and assumed by SM Energy in connection with the closing of its merger with Civitas, (ii) the increase of such maximum aggregate principal amount not to exceed $1,000,000,000 (as modified, and as it may be further modified by SM Energy, the “Maximum Tender Amount”), and (iii) the extension of the Early Tender Premium (as defined below) until the Expiration Date (as defined below), each subject to the terms and conditions set forth in the Offer to Purchase dated March 4, 2026 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). The following table sets forth certain terms and early results of the Tender Offer:

Title of Notes	CUSIP Numbers / ISIN	Aggregate Principal Amount Outstanding (1)	Maximum Tender Amount	Principal Amount Tendered	Percent of Outstanding Principal Amount Tendered
8.375% Senior Notes due 2028	17888HAA1 / US17888HAA14 U1638HAA5 / USU1638HAA50	$1,350,000,000	$1,000,000,000	$783,605,000	58.04%
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(1)     As of the date of this press release.
As of 5:00 p.m., New York City time, on March 17, 2026 (the “Early Tender Date”), according to information provided by D.F. King & Co., Inc., the Tender Agent and the Information Agent for the Tender Offer, the aggregate principal amount of the Notes set forth in the table above under “Principal Amount Tendered” had been validly tendered and not validly withdrawn. Withdrawal rights for the Notes expired at 5:00 p.m., New York City time, on March 17, 2026 (the “Withdrawal Date”), and have not been extended. Notes validly tendered may not be withdrawn after the Withdrawal Date, except as may be required by law.
The Company has amended the Maximum Tender Amount to accept up to $1,000,000,000 principal amount of Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date. Holders who validly tendered their Notes at or prior to the Early Tender Date will receive the “Total Consideration” of $1,031.75 for each $1,000 principal amount of Notes accepted for purchase. The Total Consideration includes the “Early Tender Premium” of $50 for each $1,000 principal amount of Notes. The Company has also amended the terms of the Tender Offer to extend the Total Consideration, which includes the Early Tender Premium, to all Notes validly tendered after the Early Tender Date, but at or prior to the Expiration Date, and not validly withdrawn.
In addition to the Total Consideration, holders who validly tender and do not validly withdraw Notes and whose Notes are accepted for purchase will receive accrued and unpaid interest, up to, but not including, the applicable settlement date. The settlement date with respect to all Notes validly tendered at or prior to the Early Tender Date and not validly withdrawn and accepted for purchase is March 19, 2026 (the “Early Settlement Date”).
Since the Tender Offer is not fully subscribed as of the Early Settlement Date, the settlement date with respect to all Notes validly tendered after the Early Tender Date, but at or prior to the Expiration Date, and not validly withdrawn, is expected to be on the second business day after the Expiration Date, or promptly thereafter (such date, as the same may be extended, the “Final Settlement Date”). The Final Settlement Date is currently expected to be April 3, 2026.

Notes validly tendered at or prior to the Early Tender Date are being accepted for purchase with priority over the Notes validly tendered after the Early Tender Date, but at or prior to the Expiration Date.
Acceptance of Notes validly tendered after the Early Tender Date may be subject to proration if the aggregate principal amount of the Notes validly tendered and not validly withdrawn is greater than the Maximum Tender Amount. SM Energy reserves the right, but is under no obligation, to further increase the Maximum Tender Amount at any time, subject to compliance with applicable law.
The Tender Offer will expire at 5:00 p.m., New York City time, on April 1, 2026, unless extended (such date and time, as the same may be extended, the “Expiration Date”).
The completion of the Tender Offer is subject to a number of conditions that are set forth in the Offer to Purchase. The Tender Offer is not conditioned on any minimum amount of Notes being tendered.
The terms and conditions of the Tender Offer, including SM Energy’s obligation to accept the Notes tendered and pay the purchase price therefor, are set forth in the Offer to Purchase. SM Energy may, at its own discretion, amend, extend or, subject to certain conditions, terminate the Tender Offer.
SM Energy has retained BofA Securities, Inc. as dealer manager and solicitation agent. Questions regarding the Tender Offer may be directed to BofA Securities, Inc. at (980) 683-1735 or by e-mail at debt_advisory@bofa.com. For questions concerning delivery by means of the Automated Tender Offer Program and to obtain copies of the Offer to Purchase, please contact the Information Agent, D.F. King & Co., Inc. at (877) 732-3617 (toll-free) and (212) 257-2543 or by e-mail at sm@dfking.com.
This press release does not constitute an offer to purchase or redeem or the solicitation of an offer to sell the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
DISCLOSURES
FORWARD LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events, or developments that we expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “action,” “anticipate,” “deliver,” “demonstrate,” “establish,” “estimate,” “expects,” “goal,” “generate,” “guidance,” “integrate,” “maintain,” “objectives,” “optimize,” “project,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this release include, but are not limited to, among other things, the completion of the Tender Offer. Such forward-looking statements are based on assumptions and analyses made by SM Energy in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that SM Energy believes are appropriate under the circumstances. These statements involve known and unknown risks, which may cause SM Energy’s actual results to differ materially from results expressed or implied by the forward-looking statements. Future results may be impacted by the risks discussed in the Risk Factors section of SM Energy’s most recent Annual Report on Form 10-K, as such risk factors may be updated from time to time in SM Energy’s other periodic reports filed with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements contained herein speak as of the date of this release. Although SM Energy may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so, except as required by securities laws.

ABOUT THE COMPANY
SM Energy Company is an independent energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and natural gas liquids in the states of Colorado, New Mexico, Texas and Utah.
INVESTOR CONTACTS
Patrick Lytle, plytle@sm-energy.com, 303-864-2502
Meghan Dack, mdack@sm-energy.com, 303-837-2426